                                                                   EXHIBIT T3E.2
                        LETTER OF TRANSMITTAL AND CONSENT

                     TO TENDER AND TO CONSENT IN RESPECT OF
                            11% SENIOR NOTES DUE 2007

                                       OF

                         CONTINENTAL GLOBAL GROUP, INC.

      PURSUANT TO THE OFFER TO EXCHANGE AND CONSENT SOLICITATION STATEMENT
                              DATED AUGUST 4, 2004


THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2004 UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS OF 11% SENIOR NOTES DUE 2007 (THE "OLD NOTES") MAY NOT BE WITHDRAWN, AND CONSENTS MAY NOT BE REVOKED PRIOR TO THE EXPIRATION DATE. PURSUANT TO AN AGREEMENT BY AND AMONG CONTINENTAL GLOBAL GROUP, INC. (THE "COMPANY"), N.E.S. INVESTMENT CO. ("N.E.S.") AND WAYZATA INVESTMENT PARTNERS LLC ("WAYZATA"), WAYZATA HAS AGREED, SUBJECT TO CERTAIN CONDITIONS, TO TENDER IN THE EXCHANGE OFFER ALL OF THE $82,115,000 PRINCIPAL AMOUNT OF OLD NOTES (OR APPROXIMATELY 68.4% OF ALL OLD NOTES OUTSTANDING) IT HOLDS AND TO DELIVER ITS CONSENTS TO THE PROPOSED AMENDMENTS.



                    The Depositary for the Exchange Offer is:

                     WELLS FARGO BANK, NATIONAL ASSOCIATION

                                                   By Overnight Courier or
    By Registered or Certified Mail:              By Hand after 4:30 p.m.:
Wells Fargo Bank, National Association    Wells Fargo Bank, National Association
       Corporate Trust Operations                Corporate Trust Operations
             MAC N9303-120                              MAC N9303-120
             P.O. Box 1517                        6th and Marquette Avenue
         Minneapolis, MN 55479                      Minneapolis, MN 55479

      By Hand prior to 4:30 p.m.:                       By Facsimile:
Wells Fargo Bank, National Association    Wells Fargo Bank, National Association
        Corporate Trust Services                  Corporate Trust Services
   12th Floor Northstar East Building              Telephone 612/667-8687
        608 Second Avenue South                     Telecopy 612/667-9825
         Minneapolis, MN 55402                     Attn: Marco X. Morales

         Any questions or requests for assistance or additional copies of the Statement, this Letter of Transmittal and Consent or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address listed below. A holder may also contact such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

                THE INFORMATION AGENT FOR THE EXCHANGE OFFER IS:

                               MORROW & CO., INC.

                    You may obtain information regarding the
                       Exchange Offer from the Information
                                Agent as follows:

                           445 Park Avenue, 5th Floor
                            New York, New York 10022
                          E-mail: CGG.info@morrowco.com

              Banks and Brokerage Firms, Please Call (800) 654-2468

                     NOTEHOLDERS, PLEASE CALL (800) 607-0088
                     All Others Call Collect: (212) 754-8000

         DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR OLD NOTES AND DELIVER THEIR CONSENTS TO THE DEPOSITORY PRIOR TO THE EXPIRATION DATE.

         This Letter of Transmittal and Consent is to be used by holders of the Old Notes of the Company if (i) certificates representing Old Notes are to be physically delivered to the Depositary herewith by such holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth under the caption "Procedures for Tendering Old Notes and Delivering Consents--Book-Entry Delivery Procedures" in the Offer to Exchange and Consent Solicitation Statement, dated August 4, 2004 (the "Statement"); or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Old Notes and Delivering Consents--Guaranteed Delivery" in the Statement; and such holders desire to consent to the proposed amendments (the "Proposed Amendments") (as described in the Statement) to the Indenture relating to the Old Notes (the "Existing Indenture") and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP").

         Holders of Old Notes that are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal and Consent by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a notice of guaranteed delivery through ATOP.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         If a holder desires to tender Old Notes and to consent to the Proposed Amendments pursuant to the Exchange Offer but time will not permit this Letter of Transmittal and Consent, certificates representing such Old Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, prior to the Expiration Date then such holder must tender such Old Notes and deliver Consents according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Old Notes and Delivering Consents" in Section 9 of the Statement. See Instruction 2.

         HOLDERS WHO DESIRE TO TENDER THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER AND RECEIVE THE OFFER CONSIDERATION ARE REQUIRED TO CONSENT TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH OLD NOTES. THE COMPLETION, EXECUTION AND DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT CONSTITUTES DELIVERY OF THE CONSENTS TO THE PROPOSED AMENDMENTS WITH RESPECT TO SUCH OLD NOTES.

         The undersigned should complete, execute and deliver this Letter of Transmittal and Consent to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Statement.

                               TENDER OF OLD NOTES

[_]      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:
                         -----------------------------------------------------

[_] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:
                                                       -----------------------

         List below the Old Notes to which this Letter of Transmittal and Consent relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal and Consent.


                            DESCRIPTION OF OLD NOTES


      Names(s) and Address(es) of Registered
     Holder(s) or Name of DTC Participant and                                                     Principal Amount
       Participant's DTC Account Number in                                    Aggregate          Tendered and as to
             Which Old Notes are Held                   Certificate        Principal Amount      Which Consents are
            (Please fill in if blank)                   Number(s)*          Represented**             Given**
--------------------------------------------------- -------------------- --------------------- -----------------------

--------------------------------------------------- -------------------- --------------------- -----------------------

--------------------------------------------------- -------------------- --------------------- -----------------------

--------------------------------------------------- -------------------- --------------------- -----------------------

--------------------------------------------------- -------------------- --------------------- -----------------------

--------------------------------------------------- -------------------- --------------------- -----------------------
                                                    Total Principal
                                                    Amount of Old Notes

--------------------------------------------------- -------------------- --------------------- -----------------------

*        Need not be completed by holders tendering by book-entry transfer.

** Unless otherwise specified, it will be assumed that the entire aggregate principal represented by the Old Notes described above is being tendered and all related Consents are being delivered. See
         Instruction 4. A tendering holder is required to consent to the Proposed Amendments with respect to all Old Notes tendered by such holder.



         The names and addresses of the registered holders should be printed, if not already printed above, exactly as they appear on the Old Notes tendered hereby. The Old Notes and the principal amount of Old Notes that the undersigned wishes to tender and as to which all related Consents are to be delivered should be indicated in the appropriate boxes.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

         The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Statement, receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and Consent (which, together with the Statement, constitutes the "Exchange Offer"), the principal amount of Old Notes indicated in the table above entitled "Description of Old Notes" under the column heading "Principal Amount Tendered and as to which Consents are Given" and delivers the Consents to the Proposed Amendments with respect to the aggregate principal amount of such Old Notes.

         The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Old Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Old Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Old Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Old Notes for transfer of ownership on the books of the Company, (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, and (iv) deliver to the Company and the Trustee this Letter of Transmittal and Consent as evidence of the undersigned's Consents to the Proposed Amendments and as certification that the Requisite Consents to the Proposed Amendments duly executed by holders have been received, all in accordance with the terms and conditions of the Exchange Offer as described in
Section 11 of the Statement captioned "Conditions to the Exchange Offer."

         The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the written Consents to the Proposed Amendments (with respect to the principal amount of Old Notes indicated in the table above entitled "Description of Old Notes" under the column heading "Principal Amount Tendered and as to Which Consents are Given" (or, if nothing is indicated therein, with respect to the principal amount of Old Notes with respect to which the undersigned's Consents are deemed given in connection with a tender of Old Notes)) as permitted by Section 9.02 of the Existing Indenture. The undersigned understands that the Consents provided hereby shall remain in full force and effect and such Consents may not be revoked. The undersigned understands that although the Supplemental Indenture providing for the Proposed Amendments will have been executed by the Company, the Subsidiary Guarantors referred to therein and the Trustee, the Proposed Amendments will not become operative prior to consummation of the Exchange Offer and payment of the Offer Consideration. The undersigned understands that if the Exchange Offer is terminated or withdrawn, the Supplemental Indenture will never become operative. The undersigned understands that immediately after the Proposed Amendments become operative, all Old Notes validly tendered will cease to be outstanding.

         If the undersigned is not the registered holder of the Old Notes listed in the box above labeled "Description of Old Notes" under the column heading "Principal Amount Tendered and as to Which Consents are Given" or such holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned will obtain a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to vote such Old Notes on behalf of the holder thereof, and such proxy will be delivered with this Letter of Transmittal and Consent.

         The undersigned understands that tenders of Old Notes may not be withdrawn prior to the Expiration Date. In the event of a termination of the Exchange Offer, the Old Notes tendered pursuant to the Exchange Offer will be returned to the tendering holders promptly (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to the account maintained at DTC from which such Old Notes were delivered). If the Company makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waives a material condition of such Exchange Offer, the Company will disseminate additional Exchange Offer materials and extend such Exchange Offer or, if applicable, the solicitation ("Solicitation") of Consents for the Proposed Amendments, to the extent required by law. If the Solicitation is amended prior to the Expiration Date in a manner determined by the Company to constitute a material change to the holders, the Company promptly will disclose such amendment and, if necessary, extend the Solicitation for a period deemed by the Company to be adequate to permit holders to withdraw their Old Notes and revoke their Consents. If, after the Expiration Date, the Company reduces either (A) the principal amount of Old Notes subject to the Exchange Offer or (B) the Offer Consideration, then previously tendered Old Notes may be validly withdrawn until the expiration of ten business days after the date that notice of any such reduction is first published, given or sent to holders by the Company.

         Holders who wish to transfer Old Notes prior to the Expiration Date and who wish to obtain the benefit of the Offer Consideration or wish to provide such benefit to a transferee should validly tender the Old Notes and deliver the related Consents, designating the transferee as payee in the box marked "B. Special Issuance/Delivery Instructions," below.

         The undersigned understands that tenders of Old Notes pursuant to any of the procedures described in the Statement and in the instructions hereto and acceptance of such Old Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that validly tendered Old Notes (or defectively tendered Old Notes with respect to which the Company has, or has caused to be, waived such defect) will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Depositary. For purposes of the Solicitation, Consents received by the Depositary will be deemed to have been accepted if, as and when the Company gives written notice to the Trustee of the receipt by the Depositary of the Requisite Consents and the Supplemental Indenture is executed.

         The undersigned hereby represents and warrants that the undersigned:

                  (i) has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to deliver the Consents contained herein;

                  (ii) that when such tendered Old Notes are accepted for exchange by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right;

                  (iii) will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby or to perfect the undersigned's Consents to the Proposed Amendments; and

                  (iv) acknowledges that the Company and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements and agrees that, if any of the acknowledgments, representations, or warranties deemed to have been made by it are no longer accurate, it shall promptly notify the Company.

         The undersigned understands that by executing this Letter of Transmittal and Consent (or by having a holder execute this Letter of Transmittal and Consent on its behalf), each tendering holder of Old Notes agrees, effective upon the acceptance of such tendered Old Notes for exchange pursuant to the Exchange Offer, for itself and its respective successors and assigns, to remiss, release, and forever discharge each of, and covenants not to sue any of, (i) the Company and its former, present and future affiliates and subsidiaries, (ii) the Trustee for the Old Notes, (iii) the present, former and future respective officers, directors, employees, agents and affiliates of all of the foregoing, and (iv) the respective successors, assigns, heirs, legatees and personal representatives of all of the foregoing (the "Released Persons"), of, from or with respect to any and all claims, rights, damages, demands, causes of action or liabilities of any nature whatsoever, known or unknown, such tendering holder of Old Notes has had, now has or may have at any future time arising out of, relating to, or incurred in connection with the Exchange Offer, the Solicitation, or any transaction entered into or any action taken or omitted to be taken by the Released Persons relating thereto (except that this release shall not be effective with respect to any obligations relating to the New Notes) (collectively, the "Released Claims"), other than the right of such holder to receive the Offer Consideration on the terms and subject to the conditions of the Exchange Offer.

         The undersigned understands that by tendering Old Notes pursuant to one of the procedures described in the Statement and the instructions hereto, the tendering holder (A) accepts the terms and the conditions of the Exchange Offer,
(B) represents and warrants that such holder owns the Old Notes, (C) consents to the Proposed Amendments to the Existing Indenture, and (D) waives any and all existing or future defaults or events of default under the Existing Indenture. All rights to the payment of principal and interest under the Old Notes shall be extinguished upon consummation of the Exchange Offer for all holders whose Old Notes have been accepted for exchange by the Company. The undersigned agrees that the Company's acceptance for exchange of Old Notes tendered pursuant to the Exchange Offer will constitute a binding agreement between the tendering holder and the Company upon the terms and subject to the conditions of the Exchange Offer.

         The undersigned acknowledges that the Exchange Offer is being made, and the New Notes are being offered by the Company in reliance upon one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), which may include the exemption afforded by
Section 3(a)(9) thereof and Rule 150 promulgated thereunder. Restrictions, if any, on subsequent sale or transfer of the New Notes will be applicable as provided in the forms of New Notes accompanying this Statement based upon the exemptions relied upon by the Company.

The undersigned also is aware that the New Notes offered hereby have not been and will not be registered under the Securities Act or with any securities regulatory authority of any state, nor has the Securities and Exchange Commission (the "Commission") or any such authority passed upon the accuracy or adequacy of the Statement. The undersigned acknowledges that the Statement does not constitute an offer or solicitation in any state or other jurisdiction in which such offer or solicitation is not authorized.

         All authority conferred or agreed to be conferred by this Letter of Transmittal and Consent shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

         The undersigned understands that the delivery and surrender of any Old Notes is not effective, and the risk of loss of the Old Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal and Consent (or a manually signed facsimile hereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Old Notes and deliveries of related Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

         Unless otherwise indicated herein under "A. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Old Notes representing principal amounts not accepted for exchange be issued in the name(s) of, and delivered to, the undersigned (and in the case of Old Notes tendered by book-entry transfer, by credit to the account of DTC). In the event that the "A. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that any Old Notes representing principal amounts not accepted for exchange be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated. The undersigned recognizes that the Company has no obligation pursuant to the "A. Special Issuance/Delivery Instructions" box to transfer any Old Notes from the names of the registered holder(s) thereof if the Company does not accept for exchange any of the principal amount of such Old Notes so tendered.

         Unless otherwise indicated herein under "B. Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any check issued for payment of the cash portion of the Offer Consideration or any New Note issued in connection with the Exchange Offer be issued to the order of, and delivered to, the undersigned. In the event that the "B. Special Issuance/Delivery Instructions" box is completed, the undersigned hereby request(s) that the check issued for payment of the cash portion of the Offer Consideration or any New
Note issued in connection with the Exchange Offer be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.




A.       SPECIAL ISSUANCE/DELIVERY                              B.       SPECIAL ISSUANCE/DELIVERY
              INSTRUCTIONS                                                      INSTRUCTIONS
      (SEE INSTRUCTIONS 1, 5, 6 AND 7)                                (SEE INSTRUCTIONS 1, 5, 6 AND 7)
To be completed ONLY if Old Notes in a                          To be completed ONLY if a check for the
principal amount not accepted for exchange                      cash portion of the Offer Consideration is to
are to be issued in the name of someone other                   be sent or a New Note* is to be issued to
than the person(s) whose signature(s)                           someone other than the person(s) whose
appear(s) within this Letter of Transmittal                     signature(s) appear(s) within this Letter of
and Consent or issued to an address different                   Transmittal and Consent or to an address
from that shown in the box entitled                             different from that shown in the box entitled
"Description of Old Notes" within this Letter                   "Description of Old Notes" within this Letter
of Transmittal and Consent.                                     of Transmittal and Consent.


Name                                                            Name
    ------------------------------------------------                -----------------------------------------
                    (Please Print)                                                  (Please Print)

Address                                                         Address
       ---------------------------------------------                   -------------------------------------
                    (Please Print)                                                  (Please Print)

                                                                ---------------------------------------------
----------------------------------------------------
                       (Zip Code)                                                     (Zip Code)


----------------------------------------------------            ---------------------------------------------
(Tax identification or Social Security Number)                  (Tax identification or Social Security Number)
            (See Substitute Form W-9 herein)                          (See Substitute Form W-9 herein)

                                                                 *     If the New Note is not issued in the
                                                                       name of a record holder, it must be
                                                                       issued in the name of a beneficial
                                                                       holder.

                                PLEASE SIGN HERE
                        (To be completed by all tendering
            holders of Old Notes regardless of whether Old Notes are
                      being physically delivered herewith)

By completing, executing and delivering this Letter of Transmittal and Consent, the undersigned hereby consents to the Proposed Amendments with respect to the principal amount of the Old Notes listed in the box above labeled "Description of Old Notes" under the column heading "Principal Amount Tendered and as to Which Consents are Given."

This Letter of Transmittal and Consent must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for Old Note(s) or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as owner of Old Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith.

If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.



          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

                        (SEE GUARANTEE REQUIREMENT BELOW)

Dated                                      , 2004
      -------------------------------------

Name(s)
        -----------------------------------------------------------------------


                                 (Please Print)

Capacity
         ----------------------------------------------------------------------

Address
        -----------------------------------------------------------------------


                              (Including Zip Code)

Area Code and
Telephone No.
              -----------------------------------------------------------------

Tax Identification or
Social Security No.
                    -----------------------------------------------------------

(Complete Accompanying Substitute Form W-9)

                          MEDALLION SIGNATURE GUARANTEE
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)

Authorized signature
                      ---------------------------------------------------------

Name of Firm
             ------------------------------------------------------------------
                                (PLACE SEAL HERE)

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

         1. Signature Guarantees. Signatures on this Letter of Transmittal and Consent must be guaranteed by a Medallion Signature Guarantor (as defined in the Statement), unless the Old Notes tendered hereby are tendered (i) by a registered holder of Old Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Old Notes) that has not completed any of the boxes entitled "Special Issuance/Delivery Instructions" on this Letter of Transmittal and Consent, or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. (NASD) or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Old Notes are registered in the name of a person other than the signer of this Letter of Transmittal and Consent or if Old Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder, then the signatures on this Letter of Transmittal and Consent accompanying the tendered Old Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

         2. Delivery of Letter of Transmittal and Consent and Old Notes. This Letter of Transmittal and Consent is to be completed by holders if (i) certificates representing Old Notes are to be physically delivered to the Depositary herewith by such holders; (ii) tender of Old Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "Procedures for Tendering Old Notes and Delivering Consents--Book-Entry Delivery Procedures" in the Statement; or (iii) tender of Old Notes is to be made according to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Old Notes and Delivering Consents--Guaranteed Delivery" in the Statement; and such holders desire to deliver Consents to the Proposed Amendments relating to the Old Notes, and, in each case instructions are not being transmitted through ATOP. All physically delivered Old Notes, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Old Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal and Consent (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal and Consent, must be received by the Depositary at its address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of documents to DTC does not constitute delivery to the Depositary.

         If a holder desires to tender Old Notes and deliver Consents to the Proposed Amendments pursuant to the Exchange Offer but time will not permit this Letter of Transmittal and Consent, certificates representing such Old Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, prior to the Expiration Date, then such holder must tender such Old Notes and deliver the related Consents pursuant to the guaranteed delivery procedures set forth under the caption "Procedures for Tendering Old Notes and Delivering Consents" in the Statement. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution,
(ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, or an Agent's Message with respect to guaranteed delivery that is accepted by the Company, must be received by the

Depositary, either by hand delivery, mail, telegram or facsimile transmission, prior to the Expiration Date, and (iii) the certificates for all tendered Old Notes, in proper form for transfer (or confirmation of a book-entry transfer of all Old Notes delivered electronically into the Depositary's account at DTC pursuant to the procedures for such transfer set forth in the Statement), together with a properly completed and duly executed Letter of Transmittal and Consent (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal and Consent or a properly transmitted Agent's Message, must be received by the Depositary within two business days after the date of the execution of the Notice of Guaranteed Delivery.

         THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND CONSENT, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ANY ACCEPTANCE OR AGENT'S MESSAGE DELIVERED THROUGH ATOP, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary prior to the Expiration Date. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary.

         No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal and Consent (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Old Notes for exchange.

         3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by the Old Notes should be listed on a separate signed schedule attached hereto.

         4. Partial Tenders. No partial tenders of Old Notes will be accepted. The entire principal amount that is represented by Old Notes delivered to the Depositary will be deemed to have been tendered, and the tendering holder will be deemed to have delivered Consents to the Proposed Amendments with respect to the entire principal amount of such Old Notes.

         5. Signatures on Letter of Transmittal and Consent, Instruments of Transfer and Endorsements. If this Letter of Transmittal and Consent is signed by the registered holders of the Old Notes tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal and Consent is signed by a participant in DTC whose name is shown as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Old Notes.

         If any of the Old Notes tendered hereby are registered in the name of two or more holders, all such holders must sign this Letter of Transmittal and Consent. If any of the Old Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and Consent as there are different registrations of certificates.

         If this Letter of Transmittal and Consent or any Old Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

         When this Letter of Transmittal and Consent is signed by the registered holders of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate instruments of transfer are required unless payment is to be made, or Old Notes not exchanged are to be issued, to a person other than the registered holders, in which case signatures on such Old Notes or instruments of transfer must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

         IF THIS LETTER OF TRANSMITTAL AND CONSENT IS SIGNED OTHER THAN BY THE REGISTERED HOLDERS OF THE OLD NOTES LISTED, THE OLD NOTES MUST BE ENDORSED OR ACCOMPANIED BY APPROPRIATE INSTRUMENTS OF TRANSFER, IN EITHER CASE SIGNED EXACTLY AS THE NAME OR NAMES OF THE REGISTERED HOLDERS APPEAR ON THE OLD NOTES AND SIGNATURES ON SUCH OLD NOTES OR INSTRUMENTS OF TRANSFER ARE REQUIRED AND MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

         6. Special Issuance and Delivery Instructions. If the Offer Consideration and/or certificates for Old Notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal and Consent, or if the Offer Consideration is to be sent, and/or such Old Notes are to be returned to someone other than the signer of this Letter of Transmittal and Consent or to an address other than that shown above, the appropriate "Special Issuance/Delivery Instructions" boxes on this Letter of Transmittal and Consent should be completed. All Old Notes tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at DTC designated above as the account for which such Old Notes were delivered.

         7. Transfer Taxes. Except as set forth in this Instruction 7, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Old Notes to it, or to its order, pursuant to the Exchange Offer. If payment of the Offer Consideration is to be made to, or if Old Notes not exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Old Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal and Consent, the amount of any transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be deducted from the Offer Consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

         8. Waiver of Conditions. The conditions of the Exchange Offer may be waived by the Company, in whole or in part, at any time in the Company's sole discretion, in the case of any Old Notes tendered or Consents delivered.

         9. Substitute Form W-9. Each tendering holder (or other payee) is required to provide the Depositary with a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding.

Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax withholding on the payment of the Offer Consideration. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% on the payment of the Offer Consideration until a TIN is provided to the Depositary.

         10. Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Statement, this Letter of Transmittal and Consent or the Notice of Guaranteed Delivery may be directed to the Information Agent at the address and telephone number on page 2 hereof. A holder may also contact such holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

         11. Consents. Holders who desire to tender their Old Notes pursuant to the Exchange Offer and receive the Offer Consideration are required to deliver Consents to the Proposed Amendments with respect to such Old Notes. The completion, execution and delivery of this Letter of Transmittal and Consent constitutes delivery of the Consents to the Proposed Amendments with respect to such Old Notes.

         IMPORTANT: THIS LETTER OF TRANSMITTAL AND CONSENT (OR A FACSIMILE HEREOF), TOGETHER WITH THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE WITH RESPECT TO HOLDERS WISHING TO RECEIVE THE OFFER CONSIDERATION.

                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a holder whose tendered Old Notes are accepted for exchange is required to provide the Depositary with such holder's current TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her Social Security number. If the Depositary is not provided with the correct TIN, the holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any Offer Consideration paid to such holder or other payee with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 28% backup withholding tax.

         Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Depositary a properly completed Internal Revenue Service Form W-8 BEN (a "Form W-8 BEN"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 BEN can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Depositary is required to withhold 28% of any Offer Consideration paid to the holder or other payee. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on any Offer Consideration paid to a holder or other payee with respect to Old Notes exchanged pursuant to the Exchange Offer, the holder is required to notify the Depositary of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

         The holder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Old Notes. If the Old Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.

                 PAYER'S NAME: WELLS FARGO BANK MINNESOTA, N.A.


                              PART 1 - PLEASE PROVIDE YOUR
                              TIN IN THE BOX AT RIGHT AND       Social Security number(s) or
                              CERTIFY BY SIGNING AND DATING       Employer Identification
                              BELOW.                                     Number(s)

                                                                  ----------------------


SUBSTITUTE                    PART 2 - CERTIFICATION - Under penalties of
Form W-9                      perjury, I certify that:
Department of the
Treasury Internal             (1)  The number shown on this form is my correct taxpayer
Revenue Service                    identification number (or I am waiting for a number
                                   to be issued for me), and
Payer's Request
for Taxpayer                  (2)  I am not subject to backup withholding because:
Identification                     (a) I am exempt from backup withholding, or
Number ("TIN")                     (b) I have not been notified by the Internal Revenue
                                   Service (IRS) that I am subject to backup withholding
                                   as a result of a failure to report all interest or
                                   dividends, or (c) the IRS has notified me that I am
                                   no longer subject to backup withholding.


                              CERTIFICATION INSTRUCTIONS - You must cross out item
                              (2) above if you have been notified by the IRS that you
                              are currently subject to backup withholding because of
                              underreporting interest or dividends on your tax
                              return.

                              SIGNATURE                                PART 3 -
                                        ----------------------------   Awaiting TIN [  ]

                              DATE
                                   ---------------------------------


NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY OFFER CONSIDERATION PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
           PART 3 OF THE SUBSTITUTE FORM W-9.


             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me will be withheld until I provide a taxpayer identification number.

Signature                                                  Date
          --------------------------------------------         ----------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

                                                                                                GIVE THE NAME AND

                                   GIVE THE NAME AND                                            EMPLOYER
                                   SOCIAL SECURITY                                              IDENTIFICATION

FOR THIS TYPE OF ACCOUNT:          NUMBER OF--               FOR THIS TYPE OF ACCOUNT:          NUMBER OF--
---------------------------------- ---------------------     ---------------------------------- ----------------------

1. Individual                      The individual            8.   Sole proprietorship           The owner(4)

2. Two or more individuals         The actual owner of       9.   A valid trust, estate, or     The legal entity (Do
   (joint account)                 the account or, if             pension trust                 not furnish the
                                   combined funds, the                                          identifying number
                                   first individual on                                          of the personal
                                   the account(1)                                               representative or
                                                                                                trustee unless the
                                                                                                legal entity itself
                                                                                                is not designated in
                                                                                                the account
                                                                                                title.)(5)

3. Husband and wife (joint         The actual owner of       10.  Corporate                     The corporation
   account)                        the account or, if
                                   joint funds, either
                                   person(1)

4. Custodian account of a minor    The minor(2)              11.  Association, club,            The organization
   (Uniform Gift to Minors Act)                                   religious, charitable,
                                                                  educational or other
                                                                  tax-exempt organization

5. Adult and minor (joint          The adult or, if          12.  Partnership                   The partnership
   account)                        the minor is the
                                   only contributor,
                                   the minor(1)

6. Account in the name of          The ward, minor, or       13.  A broker or registered        The broker or nominee
   guardian or committee for a     incompetent                    nominee
   designated ward, minor, or      person(3)
   incompetent person

7. a. The usual revocable          The                       14.  Account with the Department   The public entity
      savings trust (grantor is    grantor-trustee(1)             of Agriculture in the name
      also trustee)                                               of a public entity (such as
                                                                  a state or local
   b. So-called trust account      The actual owner(1)            government, school
      that is not a legal or                                      district, or prison) that
      valid trust under state law                                 receives agriculture
                                                                  program payments



(1)      List first and circle the name of the person whose number you furnish.

(2)      Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)      Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
NOTE: SECTION REFERENCES ARE TO THE INTERNAL REVENUE CODE UNLESS OTHERWISE
NOTED.
                                     PAGE 2


Section references are to the Internal Revenue Code.

OBTAINING A NUMBER

If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9) below. For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions, patronage dividends, and payments by certain fishing boat operators.

      (1)   A corporation.

      (2) An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

      (3)   The United States or any of its agencies or instrumentalities.

      (4) A State, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

      (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

      (6) An international organization or any of its agencies or instrumentalities.

      (7)   A foreign central bank of issue.

      (8) A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

      (9) A futures commission merchant registered with the Commodity Futures Trading Commission.

      (10)  A real estate investment trust.

      (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

      (12)  A common trust fund operated by a bank under section 584(a).

      (13)  A financial institution.

      (14) A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

      (15)  A trust exempt from tax under section 664 or described in section
            4947.

Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

      o     Payments to nonresident aliens subject to withholding under section 1441.

      o Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.

      o     Payments of patronage dividends not paid in money.

      o     Payments made by certain foreign organizations.

      o     Payments made to a nominee.

Payments of interest generally not subject to backup withholding include the following:

      o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

      o Payments of tax-exempt interest (including exempt interest dividends under section 852).

      o     Payments described in section 6049(b)(5) to nonresident aliens.

      o     Payments on tax-free covenant bonds under section 1451.

      o     Payments made by certain foreign organizations.

      o     Mortgage interest paid by you.

Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. ENTER YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE

Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE